UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-21504

 Advent/Claymore Enhanced Growth & Income Fund
(Exact name of registrant as specified in charter)

     1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
  1271 Avenue of the Americas, 45th Floor, New York, NY 10020

(Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
October 31, 2011

Advent/Claymore Enhanced Growth & Income Fund | LCM

ADVENT CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/lcm

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent/Claymore Enhanced Growth & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/lcm, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund (unaudited)

Tracy V. Maitland
President and Chief Executive Officer

Dear Shareholder |

We thank you for your investment in the Advent/Claymore Enhanced Growth & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2011.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of September 30, 2011, Advent managed approximately $6 billion in assets.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund’s primary investment objective is to seek current income and current gains from trading securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its managed assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of assets in non-convertible high yield securities. Additionally, the Fund engages in a strategy of writing (selling) covered call options on a portion of the securities held in the Fund’s portfolio, thus generating option writing premiums. In October 2011, the Fund’s Trustees approved a guideline change to eliminate a previous requirement that 50% of all positions in the Fund have covered calls written against them. The Fund intends to continue writing options, especially against domestic equity holdings, but found the requirement difficult to sustain in a Fund with many convertible and high-yield positions. This change will take effect 60 days after written notice is provided to shareholders. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income. The balance between convertible securities, equities and high-yield securities and the degree to which the Fund engages in a covered call strategy will vary from time to time based on security valuations, interest rates, equity market volatility and other economic and market factors. This ability to move among the three asset classes is quite beneficial to the Fund’s ability to balance return and risk.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2011, the Fund generated a total return based on market price of -6.27% and a return of -4.18% based on NAV. As of October 31, 2011, the Fund’s market price of $9.73 represented a discount of 8.47% to NAV of $10.63. As of October 31, 2010, the Fund’s market price of $11.38 represented a discount of 6.03% to NAV of $12.11. Since the Fund’s return was negative for the period, the use of leverage was detrimental to performance.

The Fund paid quarterly distributions of $0.264 per common share on the last business day of November 2010, February 2011, May 2011, and August 2011. The current quarterly distribution represents an annualized distribution rate of 10.85% based upon the last closing market price of $9.73 as of October 31, 2011. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

Annual Report l October 31, 2011 l 3

LCM l Advent/Claymore Enhanced Growth & Income Fund l Dear Shareholder (unaudited) continued

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 36 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund’s performance.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent/Claymore Enhanced Growth & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/lcm.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the Advent/Claymore Enhanced Growth & Income Fund

November 30, 2011

4 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund (unaudited)

Questions & Answers |

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, the management team discusses the equity, convertible securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2011.

1. Please describe the Fund’s objectives and management strategies.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 70% of its assets in a diversified portfolio of equity securities and convertible securities of U.S. and non-U.S. issuers and up to 30% of its managed assets in non-convertible high yield securities. Advent seeks international investment opportunities in each asset class, with an emphasis on large multinational companies. Capital appreciation potential is provided by investments in convertibles and common stock, while the allocation to high-yield securities is primarily a source of income.

The Fund also engages in a strategy of writing (selling) covered call options. In October 2011, the Fund’s Trustees approved a guideline change to eliminate a previous requirement that 50% of all positions in the Fund have covered calls written against them. The Fund intends to continue writing options, especially against domestic equity holdings, but found the requirement difficult to sustain in a Fund with many convertible and high-yield positions. This change will take effect 60 days after written notice is provided to shareholders.

The Fund uses financial leverage (borrowing) to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential for common shareholders than could be achieved from an unleveraged portfolio. The Fund currently uses financial leverage through a credit facility with a major global bank.

Although the use of financial leverage by the Fund may create an opportunity for increased return for common shareholders, it also results in additional risks and can magnify the effect of any losses. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leverage strategy will be successful.

2. Please tell us about the economic and market environment over the last year.

Most U.S. market indices, both equity and fixed-income, posted positive returns for the 12-month period ended October 31, 2011. However, more than 100% of this return came in the first half of the period, as returns for most indices were negative for the six-month period ended October 31, 2011. International markets were generally weaker than the U.S. market, as there was considerable turmoil caused by concerns about sovereign debt in several European nations, which European authorities are attempting to address.

In the U.S., fundamentals are generally healthier than recent trends in the equity market suggest. In late October, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.5% for the third quarter of 2011, up from 1.3% in the second quarter of the year. The index of leading economic indicators published by the Conference Board suggests continued moderate expansion in economic activity in the months ahead, and that is consistent with the forecasts of most economists. Furthermore, a renewed recession seems unlikely because the excesses and imbalances that typically lead to recession – too much capital equipment, durable goods, labor, housing, inventories – are not present. Stocks of household durable goods and business equipment are low, suggesting that there may be pent-up demand. Although the real estate market remains weak, there has been progress in repairing some of the excesses of the boom.

Internationally, there are issues not only in Europe but also in other parts of the world. Central banks in many emerging market countries such as China, India, Brazil and Australia raised interest rates to combat inflation, and these higher interest rates are slowing growth in these markets. In Europe, austerity plans and the rising Euro began to hurt exporters and slow growth.

For the 12-month period ended October 31, 2011, the S&P 500 Index (the “S&P”), which is generally regarded as a good indicator of the return from larger-capitalization U.S. stocks, returned 8.09%. In the first half of the 12-month period, the S&P returned 16.36%; for the six-month period ended October 31, 2011, the return of the S&P was -7.11%. Return of the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, was -3.56% for the 12 months ended October 31, 2011.

Annual Report l October 31, 2011 l 5

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers (unaudited) continued

Most bond investments delivered positive returns during the 12 months through October 2011. In late summer, rates on U.S. Treasury bonds plunged to nearly unprecedented levels, as investors sought safety. Return of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. investment-grade and government bond market as a whole, was 4.98% for the 12 months ended October 31, 2011. Return of the Merrill Lynch High Yield Index, which measures performance of the U.S. high-yield bond market, was 4.81% for the same period. Return of the Merrill Lynch All U.S. Convertibles Index was 1.03%, and return of the Merrill Lynch Global 300 Convertibles Index was -0.76% for the 12 months ended October 31, 2011.

3. How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2011, the Fund generated a total return based on market price of -6.27% and a return of -4.18% based on NAV. As of October 31, 2011, the Fund’s market price of $9.73 represented a discount of 8.47% to NAV of $10.63. As of October 31, 2010, the Fund’s market price of $11.38 represented a discount of 6.03% to NAV of $12.11. Since the Fund’s return was negative for the period, the use of leverage was detrimental to performance.

For comparison, the Merrill Lynch Global 300 index of convertible bonds returned -0.77% for the period, CBOE S&P 500 2% OTM BuyWrite Index (BXY), an index that measures the performance of the S&P 500 equity index with 2% out-of-the-money S&P call options written against it, returned 9.84%, and the Merrill Lynch US High Yield Master II Index returned 4.81%. It is important to remember that the Fund’s mandate differs materially from each of these indices and that the Fund maintains leverage while these indices do not.

The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The Investment Manager believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

4. How was the Fund’s portfolio allocated among asset classes over the last year, and what has this meant for performance?

The Fund was designed to be diversified among asset classes but to also have the flexibility to reallocate assets, as appropriate. Investments are allocated globally among stocks, convertible securities and high-yield bonds.

At the end of the previous fiscal year, October 31, 2010, 61.7% of the Fund’s total investments were in convertible securities; of this, 43.0% was in convertible bonds and 18.7% in convertible preferreds. At that time, 13.8% of the Fund’s total investments were invested in common stocks, 17.0% in high yield bonds, and 7.5% in other investments including exchange-traded funds and warrants. As of April 30, 2011, convertibles as a percentage of total investments were 59.6%; of this percentage, 37.7% of total investments were in convertible bonds and 21.9% of total investments were in convertible preferreds. Changes in recent months reflect actions taken by the Investment Manager to reduce the Fund’s risk profile in an uncertain economic environment. The main change was a reduction in convertible preferreds, especially mandatory convertibles, and equities, with a commensurate increase in convertible bonds with attractive upside/downside asymmetry. As of October 31, 2011, 65.5% of the Fund’s total investments were in convertible securities with 54.3% in convertible bonds and 11.2% in convertible preferreds. The equity exposure was reduced to 11.4% at the end of the period, and high-yield bonds comprised 20.4%. As of October 31, 2011, 2.7% of the Fund’s total investments were in other investments including nonconvertible preferred stocks and exchange-traded funds.

Because of turmoil in Europe and slowing growth in many developing nations, the Fund has reduced somewhat its international exposure, which was 22.5% of total investments as of October 31, 2010. As of October 31, 2011, international investments represented 21.4% of the Fund’s total investments. Within international investments, as in domestic investments there was a move away from riskier holdings with greater equity exposure, with more emphasis on convertible securities that are expected to have less price volatility and that have the potential for favorable upside/downside asymmetry, meaning that they are expected to provide greater potential for price appreciation than for downward moves.

5. Which investment decisions had the greatest effect on the Fund’s performance?

A category of investments that was detrimental to performance was preferred stocks of financial institutions. The Fund typically has significant exposure to the financial sector because the securities’ high payouts help the Fund meet distribution goals and as financial companies are large issuers of convertible securities. Convertible preferreds—particularly mandatory preferreds—have high yields but are typically more volatile than convertible bonds. Moreover, the downside protection of preferreds is inherently inferior to that of bonds.

A holding that performed poorly was a mandatory convertible of Synovus Financial Corp. (not held in the portfolio at period end), a regional bank in the Southeast. The market had expected this bank to make more progress with its nonperforming loans

6 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers (unaudited) continued

than it did. The company was considered to be an acquisition candidate, but such sentiment has ebbed as legacy problems in housing and other sectors have persisted. Another negative in the financial sector was a mandatory convertible preferred issued by Citigroup, Inc. (1.2% of long-term investments at period end), a global diversified financial services company. The company experienced declines in its investment banking revenues and its brokerage transaction business. And, like other large banks, the stock weakened as the financial crisis in Europe became worse and investors began to question U.S. banks’ exposure to sovereign debt in Europe.

Also negative was a convertible preferred stock issued by auto manufacturer General Motors Co. (1.0% of long-term investments at period end). The company’s revenue was hurt by lower auto sales in Europe and South America and higher costs in its United States operations. A further problem was pension costs becoming a concern in an environment of falling interest rates.

Securities of companies in economically sensitive cyclical industries also tended to perform poorly. A holding that hurt the Fund’s performance was Kloeckner & Co. Financial Services SA (0.5% of long-term investments at period end), a German steel distributor that does business mainly in Europe and the U.S. Falling steel prices late in the period hurt Kloeckner’s revenues and margins. In addition, the rising Euro hurt the export business, as Kloeckner became less competitive with other distributors outside of the Euro zone.

Another negative was a convertible preferred of Stillwater Mining Company, a miner of precious metals including palladium and platinum (not held in the portfolio at period end). This was a mandatory convertible in the shares of Stillwater Mining issued by UBS AG (not held in the portfolio at period end), a major Swiss bank that holds a large equity position in Stillwater. Stillwater has had reasonable performance in its core operations, but it made a large acquisition late in the period and investors began to question the company’s ability to finance its aggressive expansion plans.

An important contributor to performance was a convertible in Newmont Mining Corp., a large gold producer (1.2% of long-term investments at period end). The company repeatedly raised its dividend during the fiscal year, a new trend among gold miners that was met very favorably by investors. Newmont’s basic operations have been strong, with mines in Australia, Indonesia, and the United States performing well. Additionally, gold mining stocks have been pushed up by the rising price of gold, as investors in fear of inflation flock to gold as protection.

Other positives were common stocks of Qualcomm, Inc., which produces chips for mobile phones and other mobile devices; Apple, Inc., which designs, manufactures and markets computers and other electronic devices; and Honeywell International, Inc., a diversified technology and manufacturing company (0.9%, 0.8% and 0.6%, respectively, of long-term investments at period end). Qualcomm has been helped as smart phones replace voice-only phones, both in the U.S. and internationally. Qualcomm also benefits from increasing penetration of the Microsoft Windows phone system, for which Qualcomm is the only provider of chips. Apple performed very well because of increasing penetration of the iPhone, especially with foreign carriers, and the lack of any major competition for the iPad tablet device. Honeywell raised its dividend twice in the last year; this is a company with a number of late-cycle businesses that weren’t previously highly valued by investors, especially in the aerospace area. Honeywell’s margins have also improved based on a company-wide cost efficiency program.

6. What was the impact of the Fund’s covered call strategy?

The income generated by the covered call strategy added modestly to the Fund’s return. During most of the fiscal year, despite some wide market swings, market volatility as represented by the CBOE Volatility index, a measure of market volatility commonly known as the VIX, was relatively low. As a result, the premiums available for writing covered calls were often unattractive relative to the sacrifice of participation in the upside potential of the stocks. Accordingly, the Fund’s covered call strategy was relatively limited for much of the fiscal year. In most cases, calls were written against a smaller proportion of the holdings than in past periods, and most calls were written out of the money.

The VIX was 21.2 at the end of October 2010, fell to 14.8 at end of April 2011 and remained near 15 through the end of June. Market volatility rose near the end of the period and was around 30 for the last few months of the fiscal year ended October 31, 2011.

As volatility increased near the end of the fiscal year, more covered calls were written and they were written on more of the equity positions. In some cases, options were written on 100% of the shares with equity options, and they were written closer to the money. The Fund’s covered call overlay serves mainly to help meet distribution goals and, to a lesser extent, to help maintain the Fund’s NAV during market setbacks. Option premiums, dividends, interest and capital appreciation are all part of the total return. Most of the covered call writing centers on the Fund’s U.S. equity and convertible investments, because the U.S. has a broad and deep options market, while many international companies that we find attractive lack listed options.

Although the Fund has the ability to write calls on the entire portfolio, covered calls are generally written on a subset of the

Annual Report l October 31, 2011 l 7

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers (unaudited) continued

total portfolio. Calls are usually written on just a portion of a position so that if the price of the security rises substantially and the call is exercised, a portion of the position is still maintained. Calls with varying maturities and strike prices are typically tiered so that not all expire at the same time or are exercised at the same price.

What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this predetermined date, the option and its corresponding rights expire. A covered call is a call option that is written by an investor that owns the security on which the call is written. Covered call strategies are generally used as a hedge—to limit losses by obtaining premium income from the sale of calls, while still maintaining some of the upside potential. A call is “out of the money” when the option’s strike price is higher than the market price of the underlying asset.

7. Please discuss the Fund’s distributions over the last year.

The Fund paid quarterly distributions of $0.264 per common share on the last business day of November 2010, February 2011, May 2011, and August 2011. The current quarterly distribution represents an annualized distribution rate of 10.85% based upon the last closing market price of $9.73 as of October 31, 2011. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

8. What is the current outlook for the markets and the Fund?

The Fund’s management team continues to see opportunities in equities, convertible securities and high yield bonds. A major advantage of this Fund is its ability to invest in multiple asset classes, adjusting the asset mix according to the opportunities available in various markets around the world. As the equity market rises, the equity sensitivity of a portfolio of convertible securities increases. When the equity markets are weak, convertibles’ declining sensitivity and interest income mitigate the downside risk.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide some protection for overall returns during down markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The CBOE S&P 500 2% OTM BuyWrite Index (BXY) uses the same methodology as the widely accepted CBOE S&P 500 BuyWrite Index (BXM), but the BXY Index is calculated using out-of-the-money S&P 500 Index (SPX) call options, rather than at-the-money SPX call options. The BXY strategy diversifies the buy-write opportunities currently provided by the BXM. The BXY Index yields lower monthly premiums in return for a greater participation in the upside moves of the S&P 500.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.

8 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Questions & Answers (unaudited) continued

LCM Additional Risks and Disclosure

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Interest Rate Risk. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Risk Associated with the Fund’s Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Lower Grade Securities. The Fund may invest an unlimited amount in lower grade securities. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities (4) less uniformity in accounting and reporting requirements (5) unreliable securities valuation and (6) custody risk.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

In addition to the risks described above, the Fund is also subject to: Interest Rate Risk, Credit Risk, Call Risk, Currency Risks, Management Risk, Strategic Transactions, Anti-Takeover Provisions, Derivatives Risk and Market Disruption Risk. Please see www.guggenheimfunds.com/lcm for a more detailed discussion about Fund risks and considerations.

Annual Report l October 31, 2011 l 9

LCM l Advent/Claymore Enhanced Growth & Income Fund

Fund Summary | As of October 31, 2011 (unaudited)

Fund Statistics
Share Price		$9.73
Common Share Net Asset Value		$10.63
Premium/Discount to NAV		-8.47%
Net Assets ($000)		$144,533

Total Returns
(Inception 1/31/05)	Market	NAV
One Year	-6.27%	-4.18%
Three Year - average annual	14.50%	9.09%
Five Year - average annual	-2.82%	-2.77%
Since Inception - average annual	-1.05%	0.04%

		% of Long Term
Top Ten Industries		Investments
Telecommunications		7.6%
Diversified Financial Services		5.8%
Pharmaceuticals		5.5%
Banks		5.4%
Computers		4.9%
Oil & Gas		4.7%
REITS		4.4%
Mining		4.4%
Biotechnology		3.6%
Insurance		3.5%

		% of Long Term
Top Ten Issuers		Investments
Citigroup, Inc.		2.2%
Ford Motor Co.		1.9%
Clear Channel Worldwide Holdings, Inc.		1.7%
Alcatel-Lucent (France)		1.6%
Iconix Brand Group, Inc.		1.6%
Case New Holland, Inc.		1.6%
Toys R Us Property Co. II LLC		1.5%
PPL Corp.		1.4%
Lukoil International Finance BV (Russia)		1.4%
MetLife, Inc.		1.4%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/lcm. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Portfolio of Investments l October 31, 2011

Principal						Optional Call
Amount~		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Long-Term Investments – 130.4%
		Convertible Bonds – 70.8%
		Agriculture – 1.0%
HKD	11,900,000	Glory River Holdings Ltd. (Hong Kong)	NR	1.00%	07/29/2015	N/A	$ 1,488,458
		Apparel – 2.1%
	$820,000	Iconix Brand Group, Inc.	BB-	1.88%	06/30/2012	N/A	818,975
	2,340,000	Iconix Brand Group, Inc. (a) (i)	NR	2.50%	06/01/2016	N/A	2,246,400
							3,065,375
		Auto Manufacturers – 2.0%
	750,000	Ford Motor Co.	BB+	4.25%	11/15/2016	N/A	1,119,375
	1,600,000	Navistar International Corp. (i)	B	3.00%	10/15/2014	N/A	1,800,000
							2,919,375
		Auto Parts & Equipment – 0.3%
	500,000	Meritor, Inc.(b)	CCC+	4.63%	03/01/2026	03/01/16 @ 100	436,250
		Biotechnology – 4.7%
	750,000	Charles River Laboratories International, Inc.	BB+	2.25%	06/15/2013	N/A	742,500
	932,000	Cubist Pharmaceuticals, Inc. (h) (i)	NR	2.50%	11/01/2017	N/A	1,346,740
	1,900,000	Gilead Sciences, Inc., Series B (h) (i)	A-	0.63%	05/01/2013	N/A	2,253,875
	1,900,000	Illumina, Inc. (a) (i)	NR	0.25%	03/15/2016	N/A	1,477,250
	900,000	Vertex Pharmaceuticals, Inc.	NR	3.35%	10/01/2015	10/01/13 @ 101	968,625
							6,788,990
		Coal – 0.9%
	1,200,000	Peabody Energy Corp. (i)	B+	4.75%	12/15/2041	12/20/36 @ 100	1,314,000
		Computers – 4.7%
	615,000	EMC Corp., Series A (h) (i)	A-	1.75%	12/01/2011	N/A	938,644
	756,000	EMC Corp., Series B (h) (i)	A-	1.75%	12/01/2013	N/A	1,206,765
EUR	2,650,000	Ingenico, Series ING (France)	NR	2.75%	01/01/2017	N/A	1,584,451
	$1,600,000	Netapp, Inc. (h) (i)	NR	1.75%	06/01/2013	N/A	2,204,000
	750,000	SanDisk Corp.	BB-	1.50%	08/15/2017	N/A	899,062
							6,832,922
		Diversified Financial Services – 3.8%
GBP	700,000	Aberdeen Asset Management PLC, Series ADN (United Kingdom)	NR	3.50%	12/17/2014	N/A	1,308,955
	$1,000,000	Affiliated Managers Group, Inc.	BBB-	3.95%	08/15/2038	08/15/13 @ 100	1,088,750
	1,900,000	Janus Capital Group, Inc.	BBB-	3.25%	07/15/2014	N/A	1,866,750
HKD	8,000,000	Power Regal Group Ltd. (Hong Kong)	NR	2.25%	06/02/2014	N/A	1,216,227
							5,480,682
		Electrical Components & Equipment – 1.8%
	$1,400,000	General Cable Corp.	B+	0.88%	11/15/2013	N/A	1,331,750
	1,260,000	General Cable Corp.(b)	B	4.50%	11/15/2029	N/A	1,294,650
							2,626,400
		Engineering & Construction – 1.8%
	870,000	Jaiprakash Associates Ltd. (India)(c) (i)	NR	0.00%	09/12/2012	N/A	1,102,725
	1,400,000	Larsen & Toubro Ltd. (India) (i)	NR	3.50%	10/22/2014	N/A	1,449,000
							2,551,725
		Health Care Products – 1.3%
	1,950,000	Hologic, Inc.(b) (g)	BB+	2.00%	12/15/2037	12/15/13 @ 100	1,845,187
See notes to financial statements.
						Annual Report l October 31, 2011 l 11

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Principal						Optional Call
Amount~		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Holding Companies-Diversified – 1.3%
EUR	1,300,000	Industrivarden AB, Series INDU (Sweden)	A	2.50%	02/27/2015	N/A	$ 1,955,198
		Home Builders – 1.0%
	$328,000	DR Horton, Inc., Series DHI	BB-	2.00%	05/15/2014	N/A	362,440
	1,000,000	Lennar Corp.(a)	B+	2.75%	12/15/2020	12/20/15 @ 100	1,031,250
							1,393,690
		Insurance – 0.7%
	1,000,000	American Equity Investment Life Holding Co. (a) (h)	BB	3.50%	09/15/2015	N/A	1,050,000
		Internet – 3.5%
	1,500,000	Digital River, Inc.(a)	NR	2.00%	11/01/2030	11/01/15 @ 100	1,252,500
	1,810,000	Equinix, Inc. (i)	B	3.00%	10/15/2014	N/A	1,993,263
	2,019,000	WebMD Health Corp. (a) (i)	NR	2.50%	01/31/2018	N/A	1,784,291
							5,030,054
		Iron & Steel – 2.8%
	1,350,000	Allegheny Technologies, Inc. (i)	BBB-	4.25%	06/01/2014	N/A	1,839,375
EUR	28,000	Arcelormittal, Series MT (Luxembourg)	BBB-	7.25%	04/01/2014	N/A	949,072
	$200,000	ArcelorMittal (Luxembourg)	BBB-	5.00%	05/15/2014	N/A	222,250
	1,000,000	Steel Dynamics, Inc.	BB+	5.13%	06/15/2014	N/A	1,070,000
							4,080,697
		Lodging – 1.7%
	750,000	Gaylord Entertainment Co.(a)	NR	3.75%	10/01/2014	N/A	829,688
	1,600,000	MGM Resorts International	CCC+	4.25%	04/15/2015	N/A	1,604,000
							2,433,688
		Machinery-Diversified – 0.9%
	1,000,000	AGCO Corp.	BB+	1.25%	12/15/2036	12/19/13 @ 100	1,262,500
		Media – 1.3%
	1,439,000	XM Satellite Radio, Inc. (a) (h) (i)	BB	7.00%	12/01/2014	N/A	1,827,530
		Metal Fabricate & Hardware – 0.6%
EUR	600,000	Kloeckner & Co. Financial Services SA, Series KCO (Germany)	B+	6.00%	06/09/2014	N/A	866,170
		Mining – 4.5%
	$1,000,000	AngloGold Ashanti Holdings Finance PLC (South Africa)(a)	NR	3.50%	05/22/2014	N/A	1,157,500
	1,600,000	Kinross Gold Corp. (Canada) (i)	BBB-	1.75%	03/15/2028	03/20/13 @ 100	1,562,000
	1,500,000	Newmont Mining Corp., Series A (h) (i)	BBB+	1.25%	07/15/2014	N/A	2,291,250
	1,600,000	Vedanta Resources Jersey II Ltd. (United Kingdom) (i)	BB	4.00%	03/30/2017	N/A	1,456,800
							6,467,550
		Miscellaneous Manufacturing – 1.8%
	700,000	Textron, Inc., Series TXT (h) (i)	BBB-	4.50%	05/01/2013	N/A	1,118,250
	1,525,000	Trinity Industries, Inc. (h) (i)	BB-	3.88%	06/01/2036	06/01/18 @ 100	1,464,000
							2,582,250
		Oil & Gas – 3.2%
	1,000,000	Chesapeake Energy Corp. (i)	BB+	2.75%	11/15/2035	11/15/15 @ 100	1,088,750
	2,500,000	Lukoil International Finance BV (Russia) (i)	BBB-	2.63%	06/16/2015	N/A	2,700,625
	1,200,000	Petroplus Finance Ltd. (Bermuda)	B-	4.00%	10/16/2015	N/A	774,000
							4,563,375

See notes to financial statements.

12 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Principal						Optional Call
Amount~		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Oil & Gas Services – 1.7%
	$780,000	Hornbeck Offshore Services, Inc.(b)	B+	1.63%	11/15/2026	11/15/13 @ 100	$ 752,700
	1,500,000	Subsea 7 SA, Series ACY (Luxembourg) (i)	NR	2.25%	10/11/2013	N/A	1,745,250
							2,497,950
		Packaging & Containers – 0.5%
	750,000	Owens-Brockway Glass Container, Inc.(a)	BB	3.00%	06/01/2015	N/A	694,688
		Pharmaceuticals – 4.2%
	801,000	ENDO Pharmaceuticals Holdings, Inc.	NR	1.75%	04/15/2015	N/A	999,247
	750,000	Mylan, Inc.	BB	1.25%	03/15/2012	N/A	757,500
	500,000	Omnicare, Inc.	BB	3.75%	12/15/2025	N/A	624,375
	1,496,000	Salix Pharmaceuticals Ltd. (i)	NR	2.75%	05/15/2015	N/A	1,559,580
JPY	75,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(c)	NR	0.00%	09/17/2015	N/A	1,003,447
	$1,000,000	Shire PLC, Series SHP (Channel Islands)	NR	2.75%	05/09/2014	N/A	1,153,000
							6,097,149
		Real Estate – 2.2%
	1,040,000	Forest City Enterprises(a)	B-	4.25%	08/15/2018	N/A	938,600
EUR	445,000	IMMOFINANZ AG (Austria)	NR	4.25%	03/08/2018	N/A	2,241,296
							3,179,896
		Real Estate Investment Trusts – 4.5%
	$1,350,000	Annaly Capital Management, Inc. (i)	NR	4.00%	02/15/2015	N/A	1,566,000
	1,190,000	Boston Properties, LP	A-	3.75%	05/15/2036	05/18/13 @ 100	1,364,038
	1,300,000	Host Hotels & Resorts, LP (a) (i)	BB+	2.50%	10/15/2029	10/20/15 @ 100	1,576,250
	1,800,000	Kilroy Realty, LP (a) (i)	NR	4.25%	11/15/2014	N/A	2,074,500
							6,580,788
		Retail – 1.9%
HKD	15,000,000	Hengdeli Holdings Ltd. (Cayman Islands)	NR	2.50%	10/20/2015	N/A	2,000,322
	$750,000	RadioShack Corp.(a)	Ba2	2.50%	08/01/2013	N/A	730,312
							2,730,634
		Semiconductors – 0.9%
	1,000,000	Rovi Corp. (h)	NR	2.63%	02/15/2040	02/20/15 @ 100	1,266,250
		Software – 1.1%
GBP	900,000	Misys PLC (United Kingdom)	NR	2.50%	11/22/2015	N/A	1,569,632
		Telecommunications – 6.1%
	$1,350,000	Alcatel-Lucent USA, Inc., Series B (France)	B	2.88%	06/15/2025	06/20/13 @ 100	1,282,500
	1,000,000	Anixter International, Inc. (h) (i)	B+	1.00%	02/15/2013	N/A	1,118,750
	450,000	Arris Group, Inc.	NR	2.00%	11/15/2026	11/15/13 @ 100	460,969
GBP	1,100,000	Cable & Wireless Worldwide PLC (United Kingdom)	NR	5.75%	11/24/2014	N/A	1,620,153
	$1,652,000	Ciena Corp.(a) (i)	NR	4.00%	03/15/2015	N/A	1,687,105
	1,000,000	SBA Communications Corp.	NR	1.88%	05/01/2013	N/A	1,087,500
	1,000,000	tw telecom inc	B	2.38%	04/01/2026	04/06/13 @ 100	1,157,500
	250,000	Virgin Media, Inc.	B+	6.50%	11/15/2016	N/A	378,750
							8,793,227
		Total Convertible Bonds – 70.8%
		(Cost $103,651,203)					102,272,280

See notes to financial statements.

Annual Report l October 31, 2011 l 13

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Corporate Bonds – 26.6%
	Advertising – 0.2%
$250,000	Lamar Media Corp.	B+	7.88%	04/15/2018	04/15/14 @ 104	$ 263,125
	Auto Parts & Equipment – 0.7%
1,000,000	Dana Holding Corp.	BB-	6.50%	02/15/2019	02/15/15 @ 103	1,012,500
	Banks – 1.0%
1,350,000	Capital One Capital V (i)	BB	10.25%	08/15/2039	N/A	1,405,687
	Beverages – 0.8%
1,000,000	Constellation Brands, Inc. (i)	BB+	7.25%	09/01/2016	N/A	1,098,750
	Chemicals – 1.6%
2,042,000	Lyondell Chemical Co. (i)	BB+	11.00%	05/01/2018	05/01/13 @ 100	2,284,488
	Computers – 0.6%
800,000	Seagate Technology International (Cayman Islands)(a)	BBB	10.00%	05/01/2014	05/01/13 @ 105	914,000
	Diversified Financial Services – 2.4%
2,000,000	Ford Motor Credit Co., LLC (i)	BB+	12.00%	05/15/2015	N/A	2,525,246
250,000	International Lease Finance Corp.	BBB-	8.25%	12/15/2020	N/A	259,375
1,000,000	Textron Financial Corp.(a) (f)	B	6.00%	02/15/2067	02/15/17 @ 100	765,000
						3,549,621
	Health Care Products – 1.1%
1,500,000	Biomet, Inc. (i)	B-	10.00%	10/15/2017	10/15/12 @ 105	1,627,500
	Health Care Services – 2.2%
2,500,000	Apria Healthcare Group, Inc. (i)	BB+	11.25%	11/01/2014	11/01/12 @ 103	2,443,750
599,000	Tenet Healthcare Corp.	BB-	8.88%	07/01/2019	07/01/14 @ 104	679,865
						3,123,615
	Household Products & Housewares – 0.6%
250,000	Reynolds Group Issuer, Inc. (a) (i)	B-	9.88%	08/15/2019	08/15/15 @ 105	251,250
500,000	Spectrum Brands Holdings, Inc.	B	9.50%	06/15/2018	06/15/14 @ 105	557,500
						808,750
	Insurance – 2.1%
1,000,000	AXA SA (France)(a) (d) (f)	BBB	6.38%	-	12/14/36 @ 100	757,500
1,000,000	Liberty Mutual Group, Inc. (a) (f) (i)	BB	10.75%	06/15/2058	06/15/38 @ 100	1,225,000
800,000	MetLife, Inc. (i)	BBB	10.75%	08/01/2039	08/01/34 @ 100	1,058,655
						3,041,155
	Lodging – 1.0%
250,000	Marina District Finance Co., Inc.	BB-	9.88%	08/15/2018	08/15/14 @ 105	248,125
1,142,000	Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.	BBB-	7.75%	08/15/2020	08/15/15 @ 104	1,261,910
						1,510,035
	Machinery-Diversified – 2.0%
2,500,000	Case New Holland, Inc. (i)	BB+	7.75%	09/01/2013	N/A	2,675,000
250,000	Case New Holland, Inc.	BB+	7.88%	12/01/2017	N/A	283,125
						2,958,125
	Media – 2.3%
3,000,000	Clear Channel Worldwide Holdings, Inc., Series B (i)	B	9.25%	12/15/2017	12/15/12 @ 107	3,270,000
	Mining – 0.7%
1,000,000	FMG Resources August 2006 Pty Ltd. (Australia)(a)	B+	6.88%	02/01/2018	02/01/14 @ 105	965,000
	Oil & Gas – 0.8%
1,200,000	Alta Mesa Holdings, LP/Alta Mesa Finance Services Corp. (i)	B	9.63%	10/15/2018	10/15/14 @ 105	1,122,000

See notes to financial statements.

14 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Principal						Optional Call
Amount~		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Pharmaceuticals – 1.2%
	$1,665,000	Aptalis Pharma, Inc. (i)	B	12.75%	03/01/2016	03/01/12 @ 106	$ 1,773,225
		Retail – 2.7%
	1,000,000	Ltd. Brands, Inc. (i)	BB+	6.63%	04/01/2021	N/A	1,055,000
	2,700,000	Toys “R” US Property Co. II, LLC (i)	B+	8.50%	12/01/2017	12/01/13 @ 104	2,865,375
							3,920,375
		Telecommunications – 2.6%
EUR	1,300,000	Alcatel-Lucent (France)	B	8.50%	01/15/2016	N/A	1,799,640
	$500,000	NII Capital Corp.	B+	10.00%	08/15/2016	08/15/13 @ 105	565,000
	1,000,000	UPC Holding BV (Netherlands) (a) (i)	B-	9.88%	04/15/2018	04/15/14 @ 105	1,092,500
EUR	250,000	Wind Acquisition Finance SA (Luxembourg)(a)	BB-	11.75%	07/15/2017	07/15/13 @ 106	348,700
							3,805,840
		Total Corporate Bonds – 26.6%
		(Cost $36,565,429)					38,453,791

Number
of Shares	Description				Value
	Convertible Preferred Stocks – 14.5%
	Auto Manufacturers – 1.3%
45,881	General Motors Co., Series B (i)	B+	4.75%	12/01/2013	1,906,814
	Banks – 5.5%
2,219	Bank of America Corp., Series L (d) (i)	BB+	7.25%	–	1,899,464
23,712	Citigroup, Inc. (i)	NR	7.50%	12/15/2012	2,253,588
15,626	KeyCorp, Series A (d) (i)	BB	7.75%	–	1,640,730
2,065	Wells Fargo & Co., Series L (d) (i)	A-	7.50%	–	2,180,950
					7,974,732
	Electric – 1.9%
29,379	PPL Corp. (i)	NR	9.50%	07/01/2013	1,670,196
19,000	PPL Corp. (i)	NR	8.75%	05/01/2014	1,037,210
					2,707,406
	Hand & Machine Tools – 1.5%
19,253	Stanley Black & Decker, Inc. (i)	BBB+	4.75%	11/17/2015	2,203,891
	Insurance – 1.8%
44,524	Hartford Financial Services Group, Inc., Series F (i)	BB+	7.25%	04/01/2013	933,223
24,150	MetLife, Inc. (i)	BBB-	5.00%	09/11/2013	1,640,027
					2,573,250
	Oil & Gas – 0.8%
20,589	Apache Corp., Series D (i)	BBB+	6.00%	08/01/2013	1,159,161
	Pharmaceuticals – 0.3%
11,800	Omnicare Capital Trust II, Series B (i)	B	4.00%	06/15/2033	497,724
	Real Estate – 0.6%
14,996	Forest City Enterprises, Inc., Series A (d) (i)	CCC+	7.00%	–	791,039
	Real Estate Investment Trusts – 0.8%
50,000	Alexandria Real Estate Equities, Inc., Series D (d) (i)	NR	7.00%	–	1,205,000
	Total Convertible Preferred Stocks – 14.5%
	(Cost $19,513,070)				21,019,017

See notes to financial statements.

Annual Report l October 31, 2011 l 15

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Number
of Shares	Description	Value
	Common Stocks – 14.9%
	Banks – 0.5%
21,200	JPMorgan Chase & Co. (h)	$ 736,912
	Beverages – 1.0%
23,000	PepsiCo, Inc. (h) (i)	1,447,850
	Computers – 1.0%
3,700	Apple, Inc. (e) (h) (i)	1,497,686
	Cosmetics & Personal Care – 0.4%
10,000	Procter & Gamble Co. (h) (i)	639,900
	Electronics – 0.7%
20,000	Honeywell International, Inc. (h) (i)	1,048,000
	Household Products & Housewares – 0.8%
16,000	Kimberly-Clark Corp. (i)	1,115,360
	Internet – 0.8%
2,000	Google, Inc., Class A (e) (h) (i)	1,185,280
	Leisure Time – 0.4%
15,000	Carnival Corp. (Panama) (h)	528,150
	Mining – 0.6%
20,000	Freeport-McMoRan Copper & Gold, Inc. (h)	805,200
	Miscellaneous Manufacturing – 1.3%
84,500	General Electric Co. (h) (i)	1,411,995
15,000	Ingersoll-Rand PLC (Ireland) (h)	466,950
		1,878,945
	Oil & Gas – 1.4%
18,000	ConocoPhillips (h) (i)	1,253,700
8,000	Occidental Petroleum Corp. (h)	743,520
		1,997,220
	Pharmaceuticals – 1.4%
15,000	Johnson & Johnson (h) (i)	965,850
25,000	Teva Pharmaceutical Industries Ltd., ADR (Israel) (h) (i)	1,021,250
		1,987,100
	Real Estate Investment Trusts – 0.4%
32,500	Annaly Capital Management, Inc. (h) (i)	547,625
	Semiconductors – 1.7%
20,000	Microchip Technology, Inc. (h)	723,200
34,500	Qualcomm, Inc. (h) (i)	1,780,200
		2,503,400
	Software – 0.7%
37,000	Microsoft Corp. (h) (i)	985,310
	Telecommunications – 1.2%
33,000	AT&T, Inc. (h) (i)	967,230
21,900	Verizon Communications, Inc. (i)	809,862
		1,777,092
	Transportation – 0.6%
8,000	Union Pacific Corp. (h)	796,560
	Total Common Stocks – 14.9%
	(Cost $19,563,790)	21,477,590

See notes to financial statements.

16 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Number
of Shares	Description	Rating*	Coupon	Maturity	Value
	Preferred Stocks – 2.1%
	Diversified Financial Services – 1.3%
75,000	Citigroup Capital XII (f) (i)	BB+	8.50%	03/30/2040	$ 1,920,000
	Lodging – 0.8%
10,300	Las Vegas Sands Corp., Series A (i)	NR	10.00%	–	1,160,681
	Total Preferred Stocks – 2.1%
	(Cost $3,037,950)				3,080,681
	Exchange Traded Fund – 1.5%
17,000	SPDR S&P 500 ETF Trust (h) (i)
	(Cost $2,023,260)				2,132,650
	Total Investments – 130.4%
	(Cost $184,354,702)				188,436,009
	Other Assets in excess of Liabilities – 4.7%				6,791,494
	Total value of Options Written – (0.5%) (Premiums received $434,553)				(694,532)
	Borrowings – (34.6% of Net Assets or 26.5% of Total Investments)				(50,000,000)
	Net Assets – 100.0%				$ 144,532,971

AB – Stock Company
AG – Stock Corporation
BV – Limited Liability Company
LLC – Limited Liability Company
LP – Limited Partnership
N/A- Not Applicable
PLC – Public Limited Company
SA – Corporation

~	The principal amount is denominated in U.S. Dollars unless otherwise noted.

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

* *	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011 these securities amounted to $26,676,814, which represents 18.5% of net assets.

(b)	Security is a “Step down” bond where the coupon decreases at a predetermined date. The rate shown reflects the rate in effect at October 31, 2011.

(c)	Zero coupon bond.

(d)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of October 31, 2011.

(e)	Non-income producing security.

(f)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(g)	Security becomes an accreting bond after December 15, 2013 with a 2.00% principal accretion rate.

(h)	All or a portion of this security is segregated as collateral (or potential collateral for future transactions) for written options.

(i)
All or a portion of this security has been physically segregated in connection with the line of credit and forward exchange currency contracts. As of October 31, 2011 the total amount segregated was $109,786,872.

See notes to financial statements.

Annual Report l October 31, 2011 l 17

LCM l Advent/Claymore Enhanced Growth & Income Fund l Portfolio of Investments continued

Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Call Options Written(a)	Month	Price	Value
(25)	American Equity Investment Life
	Holding Co.	Nov 2011	$10.00	$(2,562)
(50)	Anixter International, Inc.	Dec 2011	60.00	(10,750)
(37)	Apple, Inc.	Nov 2011	420.00	(13,135)
(100)	AT&T, Inc.	Nov 2011	29.00	(6,600)
(150)	Carnival Corp.	Dec 2011	38.00	(9,750)
(150)	ConocoPhillips	Nov 2011	70.00	(25,500)
(20)	Cubist Pharmaceuticals, Inc.	Nov 2011	39.00	(1,600)
(300)	EMC Corp.	Nov 2011	24.00	(32,400)
(50)	Freeport-McMoRan Copper & Gold, Inc.	Dec 2011	45.00	(5,900)
(150)	Freeport-McMoRan Copper & Gold, Inc.	Nov 2011	42.00	(17,700)
(245)	General Electric Co.	Nov 2011	17.00	(7,595)
(100)	Gilead Sciences, Inc.	Dec 2011	44.00	(5,950)
(275)	Gilead Sciences, Inc.	Nov 2011	42.00	(23,925)
(20)	Google, Inc.	Nov 2011	600.00	(22,200)
(200)	Honeywell International, Inc.	Nov 2011	49.00	(81,800)
(100)	Ingersoll-Rand PLC	Dec 2011	33.00	(10,500)
(100)	Johnson & Johnson	Nov 2011	65.00	(7,700)
(212)	JPMorgan Chase & Co.	Nov 2011	33.00	(54,060)
(200)	Microchip Technology, Inc.	Nov 2011	36.00	(24,000)
(100)	Microsoft Corp.	Nov 2011	28.00	(1,000)
(100)	NetApp, Inc.	Nov 2011	42.00	(14,000)
(125)	Newmont Mining Corp.	Dec 2011	67.50	(34,375)
(80)	Occidental Petroleum Corp.	Nov 2011	87.50	(63,200)
(220)	PepsiCo, Inc.	Nov 2011	62.50	(31,460)
(100)	Procter & Gamble Co.	Nov 2011	65.00	(4,700)
(330)	Qualcomm, Inc.	Nov 2011	57.50	(9,570)
(100)	Rovi Corp.	Dec 2011	55.00	(12,000)
(170)	SPDR S&P 500 ETF Trust	Nov 2011	127.00	(34,680)
(250)	Teva Pharmaceutical Industries Ltd.	Dec 2011	42.50	(22,000)
(300)	Textron, Inc.	Nov 2011	19.00	(38,400)
(100)	Trinity Industries, Inc.	Nov 2011	28.00	(12,500)
(80)	Union Pacific Corp.	Nov 2011	95.00	(52,720)
(100)	XM Satellite Radio, Inc.	Nov 2011	2.00	(300)
	Total Value of Call Options Written
	(Premiums received $(434,553))			$(694,532)

(a) Non-income producing security.

See notes to financial statements.

18 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Assets and Liabilities | October 31, 2011

Assets
Investments, at value (cost $184,354,702)	$188,436,009
Restricted Cash	5,367,691
Dividends and interest receivable	1,864,317
Cash & Cash Equivalents	184,047
Tax Reclaims receivable	5,384
Other assets	12,529
Total assets	195,869,977
Liabilities
Borrowings	50,000,000
Options written, at value (premiums received of $434,553)	694,532
Unrealized depreciation on forward exchange currency contracts	326,178
Investment Management fee payable	81,614
Investment Advisory fee payable	78,413
Interest due on borrowings	7,663
Administrative fee payable	4,325
Accrued expenses and other liabilities	144,281
Total liabilities	51,337,006
Net Assets	$144,532,971
Composition of Net Assets
Common stock, $0.001 par value per share; unlimited number of shares authorized, 13,603,025 shares issued and outstanding	$13,603
Additional paid-in capital	227,763,771
Accumulated net realized loss on investments, written options, swaps, futures and foreign currency transactions	(86,685,956)
Net unrealized appreciation on investments, written options and foreign currency translation	3,494,652
Distributions in excess of net investment income	(53,099)
Net Assets	$144,532,971
Net Asset Value
(based on 13,603,025 common shares outstanding)	$10.63

See notes to financial statements.

Annual Report l October 31, 2011 l 19

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Operations | For the year ended October 31, 2011

Investment Income
Interest	$5,438,905
Dividends (net of foreign withholding taxes of $5,401)	3,756,619
Total income		$9,195,524
Expenses
Investment Management fee	1,085,531
Investment Advisory fee	1,042,961
Professional fees	166,781
Trustees' fees and expenses	153,851
Fund accounting	73,811
Printing expense	71,121
Custodian fee	57,596
Administration fee	57,403
Miscellaneous	28,422
Insurance	27,118
NYSE listing fee	21,170
Transfer agent fee	18,317
Interest Expense	632,653
Total expenses		3,436,735
Net investment income		5,758,789
Realized and Unrealized Gain (Loss) on Investments, Written Options, Swaps, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments		(74,391)
Written options		601,701
Swaps		(76,021)
Futures contracts		(241,533)
Foreign currency transactions		(411,040)
Change in net unrealized appreciation (depreciation) on:
Foreign currency translation		57,750
Swaps		4,574
Written options		(243,418)
Investments		(11,162,831)
Net realized and unrealized loss on investments, written options, swaps, futures contracts and foreign currency transactions		(11,545,209)
Net Decrease in Net Assets Resulting from Operations		$(5,786,420)

See notes to financial statements.

20 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Changes in Net Assets |
	For the	For the
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
Change in Net Assets from Operations
Net investment income	$5,758,789	$5,510,772
Net realized gain (loss) on investments, written options, swaps, futures contracts and foreign
currency transactions	(201,284)	11,553,006
Net change in unrealized appreciation (depreciation) on investments, written options, swaps,
futures contracts and foreign currency translation	(11,343,925)	2,615,434
Net increase (decrease) in net assets resulting from operations	(5,786,420)	19,679,212
Distributions to Common Shareholders from
Net investment income	(6,338,770)	(14,364,794)
Return of capital	(8,026,024)	–
Total dividends and distributions to common shareholders	(14,364,794)	(14,364,794)
Total increase (decrease) in net assets	(20,151,214)	5,314,418
Net Assets
Beginning of year	164,684,185	159,369,767
End of year (including distributions in excess of net investment income and accumulated
undistributed net investment income of $(53,099) and $456,271, respectively)	$144,532,971	$164,684,185

See notes to financial statements.

Annual Report l October 31, 2011 l 21

LCM l Advent/Claymore Enhanced Growth & Income Fund

Statement of Cash Flows | For the year ended October 31, 2011

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(5,786,420)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	11,162,831
Net change in unrealized depreciation on written options	243,418
Net change in unrealized appreciation on swaps	(4,574)
Net change in unrealized appreciation on foreign currency translation	(57,750)
Net realized loss on investments	74,391
Purchase of long-term investments	(251,235,380)
Proceeds from sale of long-term investments	255,372,112
Net Amortization of premium	27,917
Decrease in receivable for securities sold	3,068,659
Increase in dividends and interest receivable	(162,559)
Decrease in foreign currency, at value	21,264
Decrease in tax reclaims receivable	55,913
Decrease in other assets	8,476
Increase in restricted cash	(3,899,402)
Decrease in interest due on borrowings	(377)
Decrease in payable for securities purchased	(2,595,431)
Net increase in premiums received on written options	357,506
Decrease in investment management fee payable	(10,726)
Decrease in investment advisory fee payable	(10,305)
Decrease in administrative fee payable	(494)
Decrease in accrued expenses and other liabilities	(37,824)
Net Cash Provided by Operating and Investing Activities	6,591,245
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(14,364,794)
Net Cash Used in by Financing Activities	(14,364,794)
Net decrease in cash	(7,773,549)
Cash at Beginning of Period	7,957,596
Cash at End of Period	$184,047
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$633,032
Supplemental Disclosure of Cash Flow Information: Restricted cash at period end	$5,367,691

See notes to financial statements.

22 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Financial Highlights |

	For the	For the		For the	For the	For the
Per share operating performance	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
for a common share outstanding throughout the period	October 31, 2011	October 31, 2010		October 31, 2009	October 31, 2008	October 31, 2007
Net asset value, beginning of period	$12.11	$11.72		$10.91	$20.09	$19.41
Income from investment operations
Net investment income(a)	0.42	0.40		0.39	0.47	0.44
Net realized and unrealized gain (loss) on investments,
written options, swaps, futures contracts and foreign currency transactions	(0.84)	1.05		1.56	(8.05)	1.84
Total from investment operations	(0.42)	1.45		1.95	(7.58)	2.28
Distributions to Common Shareholders
Net investment income	(0.47)	(1.06)		(0.67)	(0.90)	(1.60)
Return of capital	(0.59)	–		(0.47)	(0.70)	–
Total distributions to Common Shareholders	(1.06)	(1.06)		(1.14)	(1.60)	(1.60)
Net asset value, end of period	$10.63	$12.11		$11.72	$10.91	$20.09
Market value, end of period	$9.73	$11.38		$10.48	$8.97	$17.46
Total investment return (b)
Net asset value	-4.18%	13.14%		19.74%	-40.37%	12.24%
Market value	-6.27%	19.37%		34.17%	-42.88%	1.08%
Ratios and supplemental data
Net assets, end of period (thousands)	$144,533	$168,684		$159,370	$148,383	$273,288
Ratios to Average Net Assets applicable to Common Shares:
Operating Expenses	1.72%	1.71%		1.42%	1.34%	1.26%
Interest Expense (c)	0.39%	0.39	%(d)	N/A	N/A	N/A
Total Expenses	2.11%	2.10%		N/A	N/A	N/A
Net investment income	3.54%	3.43%		3.68%	2.91%	2.21%
Portfolio turnover rate	121%	127%		236%	192%	181%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$50,000	$50,000		N/A	N/A	N/A
Asset Coverage per $1,000 of indebtedness (e)	$3,891	$4,293		N/A	N/A	N/A

(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Interest expense ratio relates to interest associated with borrowings.
(d)	The ratio is annualized.
(e)	Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

Annual Report l October 31, 2011 l 23

LCM l Advent/Claymore Enhanced Growth & Income Fund

Notes to Financial Statements | October 31, 2011

Note 1 – Organization:

Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on January 30, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide current income and current gains from trading in securities, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing its assets in dividend and interest paying equity securities, convertible securities and nonconvertible high-yield securities. Also, in pursuit of the Fund’s primary investment objective, the Fund intends to engage in an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Prior to July 5, 2011, debt securities were valued by independent pricing services or dealers using the closing bid prices for such securities or, if prices were not available, prices for securities of comparable maturity, quality and type. The impact of this change, which was not material to the financial statements, is reflected in the change in net unrealized appreciation (depreciation) on the Statement of Operations. Exchange-Traded Funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There were no securities fair valued in accordance with such procedures established by the Trustees at October 31, 2011.

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The Fund did not hold any Level 3 securities during the year ended October 31, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2011:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds	$–	$102,272	$–	$102,272
Convertible Preferred Stocks:
Auto Manufacturers	1,907	–	–	1,907
Banks	7,975	–	–	7,975
Electric	2,707	–	–	2,707
Hand & Machine Tools	2,204	–	–	2,204
Insurance	2,573	–	–	2,573
Oil & Gas	1,159	–	–	1,159
Pharmaceuticals	498	–	–	498
Real Estate	–	791	–	791
Real Estate Investment Trust	–	1,205	–	1,205
Common Stocks	21,477	–	–	21,477
Corporate Bonds	–	38,454	–	38,454
Exchange Traded Funds	2,133	–	–	2,133
Preferred Stock:
Diversified Financial Services	1,920	–	–	1,920
Lodging	–	1,161	–	1,161
Total	$44,553	$143,883	$–	$188,436

Liabilities:
Options Written	$695	$–	$–	$695
Foreign Exchange Currency Contracts	–	326	–	326
Total	$695	$326	$–	$1,021

If not referenced in the table, please refer to the Portfolio of Investments for the breakdown of investment type by industry category.

There were no transfers between Level 1 and Level 2. There were no Level 3 transfers.

Annual Report l October 31, 2011 l 25

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Cash and Cash Equivalents

The Fund considers all demand deposits to be cash equivalents. Cash and cash equivalents are held at the Bank of New York Mellon.

 Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps, forward exchange currency contracts and securities purchased on a when issued or delayed delivery basis.

(e) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments and income and expenses denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(g) Covered Call Options

The Fund intends to pursue its primary objective by employing an option strategy of writing (selling) covered call options on at least 50% of the securities held in the portfolio of the Fund. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(h)Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included on the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and the ultimate termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (“the Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement.

26 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations. There were no open swap agreements at October 31, 2011.

(i) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to the change in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations.

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(j) Futures Contracts

The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. There were no futures contracts outstanding at October 31, 2011.

(k) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Annual Report l October 31, 2011 l 27

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that a Counterparty fails to perform on agreements with the Fund such as swap and option contracts.

(l) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standard on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.49% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares or to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.51% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Guggenheim Funds Investment Advisors, LLC provides Fund Administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2011, the adjustments were to decrease paid-in capital in excess of

28 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

par by $650,838 increase distributions in excess of net investment income by $70,611 and increase accumulated net realized loss by $580,227 due to the difference in treatment for book and tax purposes of convertible bonds, convertible preferred securities, real estate investment trusts, and foreign currency.

At October 31, 2011, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding written options and foreign currency translation are as follows:

Net Tax
Cost of			Net Tax	Unrealized
Investments	Gross Tax	Gross Tax	Unrealized	Depreciation on
for Tax	Unrealized	Unrealized	Appreciation	Derivatives and
Purposes	Appreciation	Depreciation	on Investments	Foreign Currency
$184,856,277	$9,975,828	$(6,396,096)	$3,579,732	$(260,477)

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$0	$(86,005,035)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales, a bank origination fee, and additional income accrued for tax purposes on certain convertible securities.

At October 31, 2011, for federal income tax purposes, the Fund had a capital loss carryforward of $86,005,035 available to offset possible future capital gains. Of the capital loss carryforward $33,586,315 expires on October 31, 2016, and $52,418,720 expires on October 31, 2017. For the year ended October 31, 2011, the Fund utilized $511,900 of capital losses.

For the years ended October 31, 2011 and 2010, the tax character of distributions paid to shareholders as reflected on the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2011	2010
Ordinary income	$ 6,338,770	$14,364,794
Return of capital	8,026,024	–
	$14,364,794	$14,364,794

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to Regulated Investment Companies, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses. Rules in effect previously limit the carryforward period to eight years and all losses were carried forward as short-term. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Note 5 – Investments in Securities:

For the year ended October 31, 2011, purchases and sales of investments, excluding options and short-term securities, were $251,235,380 and $255,372,112, respectively.

Note 6 – Derivatives:

(a) Covered Call Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund will follow a strategy of writing covered call options, which is a strategy designed to produce income from option premiums and offset a portion of a market decline in the underlying security. This strategy will be the Fund’s principal investment strategy in seeking to pursue its primary investment objective. The

Annual Report l October 31, 2011 l 29

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

Fund will only “sell” or “write” options on securities held in the Fund’s portfolio. It may not sell “naked” call options, i.e., options on securities that are not held by the Fund or on more shares of a security than are held in the Fund’s portfolio. The Fund will consider a call option written with respect to a security underlying a convertible security to be covered so long as (i) the convertible security, pursuant to its terms, grants to the holders of such security the right to convert the convertible security into the underlying security and (ii) the convertible security, upon conversion, will convert into enough shares of the underlying security to cover the call option written by the Fund.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the year ended October 31, 2011.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	1,692	$ 77,047
Options written during the year	25,094	1,746,780
Options expired during the year	(8,113)	(365,142)
Options closed during the year	(11,891)	(930,271)
Options assigned during the year	(2,143)	(93,861)
Options outstanding, end of year	4,639	$ 434,553

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

At October 31, 2011, there were no outstanding swap agreements.

(c) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions. Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

30 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

At October 31, 2011, the following forward exchange currency contracts were outstanding:
						Net Unrealized
					Value at	Appreciation
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	10/31/2011	(Depreciation)
EUR	8,500,000
for USD	11,626,640	The Bank of New York Mellon	12/16/2011	$11,626,640	$11,851,147	$(224,507)
GBP	2,800,000
for USD	4,415,572	The Bank of New York Mellon	12/16/2011	4,415,572	4,517,243	(101,671)
Total unrealized depreciation on forward exchange currency contracts						$(326,178)

(d) Futures Contracts

A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with the broker or with its custodian in an account in the broker’s name of cash or liquid securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

At October 31, 2011, there were no outstanding futures contracts.

(e) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of October 31, 2011.

Statement of Asset & Liabilities Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Investments in securities (options purchased)	$–	Options written, at value	$ 695
Foreign exchange risk	Unrealized appreciation on forward exchange		Unrealized depreciation on forward exchange
	currency contracts	–	currency contracts	326
Total		$–		$1,021

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)
Amount of Realized Gain/(Loss) on Derivatives
Derivatives not accounted			Foreign Currency	Futures
for as hedging instruments	Written Options	Swaps	Transactions	Contracts	Total
Equity risk	$602	$ –	$ –	–	$602
Credit risk	–	(76)	–	–	(76)
Foreign exchange risk	–	–	(411)	–	(411)
Interest rate risk	–	–	–	(242)	(242)
Total	$602	$(76)	$(411)	(242)	$(127)

Change in Unrealized Appreciation/(Depreciation) on Derivatives
Derivatives not accounted			Foreign Currency
for as hedging instruments	Written Options	Swaps	Transaction	Total
Equity risk	$(243)	$–	$ –	$(243)
Credit risk	–	5	–	5
Foreign exchange risk	–	–	58	58
Total	$(243)	$5	$58	$(180)

Annual Report l October 31, 2011 l 31

LCM l Advent/Claymore Enhanced Growth & Income Fund l Notes to Financial Statements continued

Derivative Notional amounts and values as of October 31, 2011, are indicative of the volume of the Fund’s derivatives activities over the reporting period, except for swaps and futures.

Derivative Volume

Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 1,039,222
Average Settlement Value Sold	$ 1,747,054
Ending Settlement Value Purchased	–
Ending Settlement Value Sold	$16,042,212

Futures Contracts:

The Fund entered into futures contracts during the year ended October 31, 2011. As of October 31, 2011, there were no futures contracts outstanding. The average number of futures contracts held during the fiscal year ended October 31, 2011 was approximately 16 contracts, which was indicative of the volume of activity during the reporting period.

Swaps:

The Fund decreased the volume of activity in swaps during the year ended October 31, 2011, with an average notional balance of approximately $169,452. As of October 31, 2011, there were no swap agreements outstanding.

As of October 31, 2011, the Fund had a net liability position of $1,020,710 on derivative contracts and the collateral posted is $6,396,130.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 13,603,025 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the year ended October 31, 2011, or the year ended October 31, 2010.

Note 8 – Borrowings:

On December 30, 2009, the Fund entered into a $50,000,000 committed credit facility agreement whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $50,000,000 credit agreement and the amount borrowed, which is included in “Interest Expense” on the Statement of Operations. As of October 31, 2011, there was $50,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the year ended October 31, 2011 was $50,000,000 with a related average interest rate of 1.25%. The maximum amount outstanding during the period was $50,000,000. As of October 31, 2011, the total amount of securities segregated in connection with borrowings was $108,213,533.

The Fund’s use of leverage creates special risks that may adversely affect the total return of the Fund. The risks include but are not limited to: greater volatility of the Fund’s net asset value and market price; fluctuations in the interest rates on the leverage; and the possibility that increased costs associated with the leverage, which would be borne entirely by the holder’s of the Fund, may reduce the Fund’s total return. The Fund will pay interest expense on the leverage, thus reducing the Fund’s total return. This expense may be greater than the Fund’s return on the underlying investment.

The committed credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:

On November 1, 2011, the Trustees declared a quarterly dividend of $0.264 per common share. This dividend was payable on November 30, 2011, to shareholders of record on November 15, 2011.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the event disclosed above.

32 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of the
Advent/Claymore Enhanced Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) at October 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

Annual Report l October 31, 2011 l 33

LCM l Advent/Claymore Enhanced Growth & Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $4,321,983 was received by the Fund through October 31, 2011. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $3,944,211 of investment income (dividend income plus short-term gains, if any) qualified for the dividends-received deduction.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on October 25, 2011. At this meeting, shareholders voted on the election of Trustees. With regard to the election of the following Class I Trustees by common shareholders of the Fund:

# of Shares
	For	Against	Withheld
Daniel M. Black	9,501,865	236,742	186,750
Michael A. Smart	9,484,929	231,299	209,129

The other Trustees of the Fund whose terms did not expire in 2011 are Tracy V. Maitland, Ronald A. Nyberg, Gerald L. Seizert, Derek Medina, and Randall C. Barnes.

Trustees
The Trustees of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Number of
Name, Address,	Term of		Funds in
Year of Birth	Office* and		Fund
and Position(s)	Length of	Principal Occupations During	Complex**	Other
Held with	Time	the Past Five Years and	Overseen	Directorships
Registrant	Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2005	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing	3	Director of Penn Foster Education
Year of birth: 1960		Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a		Group, Inc.
Trustee		division of The Bank of New York Co., Inc. (1998-2003).

Randall C. Barnes++	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer,	56	None.
Year of birth: 1951		PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and
Trustee		Senior Vice President, Strategic Planning and New Business Development of
PepsiCo, Inc. (1987-1997).

Derek Medina+	Since 2004	Senior Vice President, Business Affairs at ABC News (2008-present). Vice	3	Director of Young Scholar’s
Year of birth: 1966		President, Business Affairs and News Planning at ABC News (2003-2008).		Institute.
Trustee		Formerly, Executive Director, Office of the President at ABC News (2000-2003).
Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998).
Former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty
(1988-1990).

Ronald A. Nyberg++	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate	58	None.
Year of birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice
Trustee		President, General Counsel and Corporate Secretary of Van Kampen
Investments (1982-1999).

Gerald L. Seizert, CFP+	Since 2004	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the	3	Former Director of Loomis,
Year of birth: 1952		equity disciplines of the firm and serves as a co-manager of the firm’s hedge		Sayles and Co., L.P.
Trustee		fund, Proper Associates, LLC (2000-present). Formerly, Co-Chief Executive
(1998-1999) and a Managing Partner and Chief Investment Officer quities of
Munder Capital Management, LLC (1995-1999). Former Vice President and
Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995).
Former Vice President and Portfolio Manager at First of America Bank (1978-1984).

Michael A. Smart+	Since 2004	Managing Partner, Cordova, Smart & Williams LLC, Advisor to First Atlantic	3	Director, Country Pure Foods.
Year of birth: 1960		Capital Ltd., (2001-present). Formerly, a Managing Director in Investment		Chairman, Board of Directors,
Trustee		Banking-The Private Equity Group (1995-2001) and a Vice President in Investment		Berkshire Blanket, Inc., President
		Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of		and Chairman, Board of Directors,
		The Carpediem Group, a private placement firm (1991-1992). Former Associate at		Sqwincher Holdings. Board of
		Dillon, Read and Co. (investment bank) (1988-1990).		Directors, Sprint Industrial
Holdings. Co-chair of the
Board of H20 plus.

34 l Annual Report l October 31, 2011

LCM l Advent/Claymore Enhanced Growth & Income Fund l Supplemental Information (unaudited) continued

Number of
Name, Address,	Term of		Funds in
Year of Birth	Office* and		Fund
and Position(s)	Length of	Principal Occupations During	Complex**	Other
Held with	Time	the Past Five Years and	Overseen	Directorships
Registrant	Served	Other Affiliations	by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+†	Since 2004	President of Advent Capital Management, LLC, which he founded in 1995. Prior to	3	None.
Year of birth: 1960		June 2001, President of Advent Capital Management, a division of Utendahl Capital.
Trustee, President and
Chief Executive Officer

+	Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018
++	Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	--	Messrs. Maitland and Nyberg, as a Class II Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
	--	Messrs. Seizert, Medina and Barnes, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
	--	Messrs. Smart and Black, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
**
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Officers
The Officers of the Advent/Claymore Enhanced Growth & Income Fund and their principal occupations during the past five years:

Name, Address*,	Term of
Year of Birth	Office** and
and Position(s)	Length of	Principal Occupations During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
Officers:
F. Barry Nelson	Since 2005	Co-Portfolio Manager at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr. Nelson held the same position at Advent
Year of birth: 1943		Capital Management, a division of Utendahl Capital.
Vice President and
Assistant Secretary
Robert White	Since 2005	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager,
Year of birth: 1965		Goldman Sachs Prime Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Robert Schwartz	Since 2011	General Counsel and Chief Compliance Officer of Advent Capital Management, LLC (June 2011-present). Previously,
Year of birth: 1955		Managing Director, Nomura Corporate Research and Asset Management, Inc. (2001-2011).
Secretary and Chief Compliance Officer

*	Address for all Officers unless otherwise noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10018
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l October 31, 2011 l 35

LCM l Advent/Claymore Enhanced Growth & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareholder Services, Attention: Stock Transfer Department, P.O. Box 358015, Pittsburg, PA 15252; Phone Number: (866) 488-3559.

36 l Annual Report l October 31, 2011

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LCM l Advent/Claymore Enhanced Growth & Income Fund

Fund Information |

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	Tracy V. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	New York, New York
Daniel Black
	F. Barry Nelson	Investment Adviser and
Tracy V. Maitland*	Vice President and Assistant Secretary	Administrator
Chairman		Guggenheim Funds Investment
	Robert White	Advisors, LLC
Derek Medina	Treasurer and Chief Financial Officer	Lisle, Illinois

Ronald A. Nyberg	Robert Schwartz	Custodian and Transfer Agent
	Secretary and Chief Compliance Officer	The Bank of New York Mellon
Gerald L. Seizert		New York, New York

Legal Counsel
Michael A. Smart		Skadden, Arps, Slate, Meagher &
* Trustee is an “interested person” of the Fund as defined in		Flom LLP
the Investment Company Act of 1940, as amended.		New York, New York

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Enhanced Growth & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
          The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Enhanced Growth and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227 or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov or www.guggenheimfunds.com/lcm.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com/lcm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 239(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Annual Report l October 31, 2011 l 39

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC 1271 Avenue of the Americas New York, New York 10018	Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (12/11)

CEF-LCM-AR-1011

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)     (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

(2)	Not applicable.

(3)	Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR:  Randall C. Barnes, Daniel Black, Derek Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a)              Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,851 and $87,702 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

(b)              Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c)              Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $14,500 and $14,500 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

 (d)              All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $80,110 and $0 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively. The fees for the fiscal year ended October 31, 2010 were performed for the registrant’s change of accounting policy related to amortization.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7), the Audit Committee pre-approves all of the Audit and Tax  Fees of the registrant.  All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY
OF
ADVENT CLAYMORE ENHANCED GROWTH & INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Claymore Enhanced Growth & Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f)             Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $94,610 and $14,500 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

(h)            Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of:  Daniel L. Black, Randall C. Barnes, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b)  Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Paul Latronica and Tracy Maitland (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2011:

Name	Since	Professional Experience

Paul Latronica	2007	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than six years.
Tracy Maitland	2011	President and Chief Investment Officer of Advent Capital Management, LLC, which he founded in June 2001.

(a) (2) (i-iii)  Other accounts managed.     The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of October 31, 2011:

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$1,083,726,456	0	$0
Other pooled investment vehicles	5	$390,574,833	1	$200,554,504
Other accounts	45	$1,806,615,385	1	$110,486,640

Tracy Maitland

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	4	$187,897,824	3	$166,363,899
Other accounts	48	$2,373,684,603	5	$117,524,985

 (a) (2) (iv)  Conflicts of Interest.    If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3)           Compensation Structure. The salary of the Portfolio Managers is fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

 (a) (4)   Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by Mr. Latronica as of October 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Paul Latronica	$10,001-$50,000
Tracy Maitland	$10,001-$50,000

 (b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a) (2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)	Not applicable.

(b)	Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Enhanced Growth & Income Fund

By:                /s/ Tracy V. Maitland

Name:           Tracy V. Maitland

Title:             President and Chief Executive Officer

Date:             January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                /s/ Tracy V. Maitland

Name:           Tracy V. Maitland

Title:             President and Chief Executive Officer

Date:             January 9, 2012

By:                /s/ Robert White

Name:           Robert White

Title:             Treasurer and Chief Financial Officer

Date:             January 9, 2012